UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

Hepion Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Hepion Pharmaceuticals, Inc.

55 Madison Ave., Suite 400 – PMB# 4362

Morristown, NJ 07960

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on _______, 2025

Dear Stockholder:

We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Hepion Pharmaceuticals, Inc. (“Hepion” or the “Company”), which will be held on _______, 2025 at 9:00 a.m. local time at the offices of Sheppard Mullin Richter & Hampton, 30 Rockefeller Plaza, New York, NY 10112 for the following purposes:

1.	To elect four (4) members to our board of directors to hold office until the next Annual Meeting;

2.	To ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

3.	To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock at a ratio of between 1-for-__ and 1-for-__ (the “Reverse Stock Split”), with such ratio to be determined at the sole discretion of the board of directors of the Company (the “Board”) and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”);

4.	To conduct an advisory vote to approve the compensation of the Company’s named executive officers, referred to as “say-on-pay”; and

5.	To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Our board of directors has fixed the close of business on _______, 2025 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

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If You Plan to Attend

Please note that space limitations make it necessary to limit attendance of the Annual Meeting to our stockholders. Registration and seating will begin at 8:00 a.m. Shares of common stock can be voted at the Annual Meeting only if the holder thereof is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. If you do not plan on attending the Annual Meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Even if you do plan to attend the Annual Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Annual Meeting. Your vote is very important.

If you have any questions or need assistance voting your shares, please call Campaign Management, the firm assisting us with the solicitation of proxies at:

Strategic Shareholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, NY 10018

North American Toll Free Phone:

1-855-422-1042

Email: info@campaign-mgmt.com

Call Collect Outside North America: 1-212-632-8422

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on

_______, 2025 at 9:00 a.m. local time at the offices of

Sheppard Mullin Richter & Hampton, 30 Rockefeller Plaza, New York, NY 10112.

By the Order of the Board of Directors

/s/ John Brancaccio
John Brancaccio
Chairman of the Board of Directors

Dated: _______, 2025

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

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Hepion Pharmaceuticals, Inc.

55 Madison Ave., Suite 400 – PMB# 4362

Morristown, NJ 07960

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON _______, 2025

The board of directors (the “Board”) of Hepion Pharmaceuticals, Inc. (“Hepion” or the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Sheppard Mullin Richter & Hampton, 30 Rockefeller Plaza, New York, NY 10112, on _______, 2025, at 9:00 a.m. local time, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

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QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating John Brancaccio, our Interim Chief Executive Officer and Interim Chief Financial Officer, as your proxy for the Annual Meeting and you are authorizing Mr. Brancaccio to vote your shares at the Annual Meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the Securities and Exchange Commission, or SEC, to give you when we ask you to sign a proxy card designating Mr. Brancaccio as proxy to vote on your behalf.

How do I attend the Annual Meeting?

The Annual Meeting will be held on _______, 2025, at 9:00 a.m. local time at the offices of Sheppard Mullin Richter & Hampton, 30 Rockefeller Plaza, New York, NY 10112. Information on how to vote in person at the Annual Meeting is discussed below.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

Who is Entitled to Vote?

The Board has fixed the close of business on _______, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders who owned our common stock on the Record Date are entitled to vote at the Annual Meeting. In addition, on _______, 2025 there were _______ shares of Series A Preferred Stock issued and outstanding. Each share of Series A Preferred Stock is entitled to vote on any matter with the holders of common stock on an as converted basis. On the Record Date, there were _______ shares of our common stock outstanding (including ___ shares of common stock issuable upon conversion of the Series A Preferred Stock).

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Pacific Stock Transfer Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

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What am I voting on?

The following matters are scheduled for a vote:

1.	To elect four (4) members to our board of directors to hold office until the next Annual Meeting;

2.	To ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

3.	To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock at a ratio of between 1-for-__ and 1-for-__ (the “Reverse Stock Split”), with such ratio to be determined at the sole discretion of the board of directors of the Company (the “Board”) and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”);

4.	To conduct an advisory vote to approve the compensation of the Company’s named executive officers, referred to as “say-on-pay”; and

5.	To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Do directors and officers have an interest in matters to be acted upon at the Annual Meeting?

Directors and executive officers who are director nominees standing for election at the Annual Meeting have an interest in Proposal 1, the election of directors. Directors and executive officers do not have an interest in Proposal 2, the ratification of our independent registered public accounting firm. Our executive officers have an interest in Proposal 3 to the extent they own equity securities of the Company and our executive officers have an interest in Proposal 4 as it relates to the compensation of our named executive officers.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the person named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock have three methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your proxy card.

2.	Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote in person. Attend and vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, beneficial owners of our common stock have three methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.

2.	Vote by mail. Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet, please DO NOT mail your proxy card.

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All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. If you are a street name stockholder and wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

Each share of our common stock (including shares of common stock issuable upon conversion of Series A Preferred Stock) that you own as of _______, 2025 entitles you to one vote.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when one-third (1/3) of the shares entitled to vote as of the Record Date, are represented in person or by proxy (including shares of common stock issuable upon conversion of the Series A Convertible Preferred Stock). Thus, _______ shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“FOR” the election of each of the four (4) members to our Board to hold office until the next Annual Meeting;
2.	“FOR” the ratification of the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2025;
3.	“FOR” the approval of the Reverse Stock Split Proposal; and
4.	“FOR” the approval of the compensation of the Company’s named executive officers, referred to as “say-on-pay.”

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

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How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposals, votes “FOR” and “AGAINST,” abstentions and broker non-votes.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. However, generally, our By-Laws provide that an action of our stockholders (other than the election of directors) is only approved if the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter in favor of such matter exceed the votes cast by such stockholders against such matter.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the four (4) members to our Board	Plurality of the votes cast (the four directors receiving the most “FOR” votes)

Ratification of the Appointment of Grassi & Co., CPAs, P.C. as our Independent Registered Public Accounting Form for our Fiscal Year Ending December 31, 2025	A majority of the votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote on the matter

Approval of the Reverse Stock Split Proposal	A majority of the votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote on the matter

Approval of the Company’s executive compensation, referred to as “Say-on-Pay”	A majority of the votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote on the matter

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of Hepion, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Hepion Pharmaceuticals, Inc., 55 Madison Ave., Suite 400 – PMB# 4362, Morristown, NJ 07960. Your most current proxy card or Internet proxy is the one that will be counted.

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Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. We have retained Campaign Management as our strategic shareholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Meeting.

If you have any questions or require any assistance with completing your proxy, please contact Campaign Management by telephone (toll-free within North America) at 1-855-422-1042 or (call collect outside North America) at 1-212-632-8422 or by email at info@campaign-mgmt.com.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2026 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the next Annual Meeting of Stockholders (the “2026 Annual Meeting”) must be submitted in writing to Hepion Pharmaceuticals, Inc., 55 Madison Ave., Suite 400 -PMB# 4362, Morristown, NJ 07960 and received no later than _______, 202_, and no earlier than _______, 202_ to be includable in the Company’s proxy statement and related proxy for the 2026 Annual Meeting. However, if the date of the 2026 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after, _______, 202_, to be considered for inclusion in proxy materials for our 2026 Annual Meeting, a stockholder proposal must be submitted in writing to Hepion Pharmaceuticals, Inc., 55 Madison Ave., Suite 400 -PMB# 4362, Morristown, NJ 07960, a reasonable time before we begin to print and send our proxy materials for the 2026 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

In accordance with the advance notice provisions of our bylaws, notice of any proposal that a shareholder intends to present at the 2026 Annual Meeting of shareholders, but which the shareholder does not intend to have included in our proxy statement for next year’s Annual Meeting, as well as any director nominations by a shareholder, must be delivered to the Company not earlier than the close of business on _______, 202_ and not later than the close of business on _______, 202_. Each such notice must be made by a shareholder of record and must also contain the information specified in our bylaws for director nominations and other shareholder proposals.

The deadline for providing notice to the Company under Rule 14a-19, the SEC’s universal proxy rule, of a shareholder’s intent to solicit proxies in support of nominees submitted under the company’s advance notice bylaws for our 2026 Annual Meeting is _______, 202_. Shareholders intending to provide such a notice must comply with all requirements of Rule 14a-19 in addition to all requirements under our bylaws, including the timing of notice requirements described above.

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PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect four (4) directors to hold office until the next Annual Meeting. A nominee for director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holder to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present and that each nominee receives more votes for their election than against their election, the four (4) nominees will be elected as directors of the Company to serve for a one-year term. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holder intends to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until their successors are elected and qualified, and their ages as of _______, 2025.

Name	Age
John P. Brancaccio	77
Timothy Block, Ph.D.	71
Kaouthar Lbiati, M.D.	47
Michael Purcell	68

Biographical Information

John P. Brancaccio, a retired CPA, has served as Interim Chief Executive Officer and Chief Financial Officer since August 2024 and a director of our Company since May 15, 2013. Mr. Brancaccio was the Chief Financial Officer of Accelerated Technologies, Inc., an incubator for medical device companies from April 2004 until May 2017. Mr. Brancaccio served as a director for Callisto Pharmaceuticals, Inc. from April 2004 until its merger with Synergy Pharmaceuticals, Inc. in January 2013 and was formerly a director of Tamir Biotechnology, Inc. (formerly Alfacell Corporation) since April 2004 until May 2020. He is also a director of Rasna Therapeutics, Inc. since September 2016, OKYO Pharma Limited since June 2020 and Tiziana Life Sciences plc since July 2020. Mr. Brancaccio’s chief financial officer experience provides him with valuable financial and accounting expertise which the Board believes qualifies him to serve as a director of our Company.

Dr. Timothy Block has served as a director of our Company since November 26, 2013. Dr. Block is Professor of Microbiology and Immunology, Drexel University College of Medicine and Director of its Drexel Institute for Biotechnology and Virology Research, and is also the Co-founder and President of the Hepatitis B Foundation (HBF) and its Baruch S. Blumberg Institute (formerly called the Institute for Hepatitis and Virus Research). Dr. Block is also President and CEO of the Pennsylvania Biotechnology Center. Dr. Block has been a member of medical school faculties as a professional researcher for more than 28 years, publishing more than 180 papers, 12 U.S. patents, and since 2006, has led or “co-led” more than $50 million in research funding. Honors include an honorary Medical Doctorate (Bulgarian Academy of Medicine); the Lifetime Achievement Award from the Centrals Bucks Chamber of Commerce; named one of the regions 100 Most Outstanding People of the Century by the Daily Intelligencer; Distinguished Service Recognition from the National Cancer Institute’s Early Detection Research Network; and a Special Citation from the U.S. House of Representatives in recognition of “outstanding achievements.” Dr. Block has given frequent testimony to the U.S. Congress and State legislatures; has served on U.S. FDA and numerous NIH panels as well as commercial boards including the Bristol Myers Squibb Entecavir Advisory Board. In 2009, Dr. Block was named an elected Fellow of the American Association for the Advancement of Science (AAAS). Dr. Block’s experience and expertise in the medical field with respect to Hepatitis B qualifies him to serve as a director of our Company.

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Kaouthar Lbiati, M.D. has served as a director of our Company since June 2022. Dr. Lbiati is an experienced business leader focusing on value creation, value-inflection milestones and portfolio growth. Since November 2017, Dr Lbiati has been helping early and late stage immune-oncology biotech companies such as, Cytovia Therapeutics, Steba Biotech and Immune Pharmaceuticals, better define their corporate strategy, optimize technology platforms, prioritize their pipeline and portfolio, effectively pitching their value proposition to investors and partners in order to secure funding and deals. Within Cytovia Therapeutics, a biopharmaceutical company specializing in NK cell therapies, Dr. Lbiati held non-executive and executive roles. She started as Advisor to the CEO in May 2020 for (3) months then, Vice President Product Strategy until July 2021 and Vice President, Strategy & Corporate Development until November 2022. Previously, Dr. Lbiati served, for over a decade, in global and regional leadership roles at Amgen, Glaxo Smith Kline, and Sanofi, where she supported the registration, launch and/or indication extension and reimbursement of several innovative cancer drugs such as – Blincyto®, Jevtana® and Votrient® – in the U.S., EU and MENA regions, with a focus on medical affairs; strategic planning, health economics and outcomes research; and market access across multiple countries. Dr. Lbiati received a Doctor of Medicine degree from Rabat, Morocco’s Mohammed V University, a fellowship in oncology from the Gustave Roussy Institute in Paris, a Specialized Executive Master’s degree in Strategy & Management from ESSEC Business School in Paris, and a Master of Science in International Policy and Health Economics from the London School of Economics. In 2022, she was certified from Columbia Business School in Corporate Governance and from Harvard Business School in finance. Dr. Lbiati’s experience at biopharmaceutical and biotechnology companies and background qualifies her to be a director of our Company.

Michael Purcell has served as a director of our company since March 2024. Mr. Purcell is a certified public accountant and became an independent business consultant following retirement in 2015. Mr. Purcell spent more than 36 years with Deloitte & Touche LLP (“Deloitte”), where he was an audit partner and the Philadelphia office leader of Deloitte’s middle-market and growth enterprise services. Mr. Purcell has served on the boards of directors of numerous companies and organizations, and currently serves as lead independent director of International Money Express, Inc. Mr. Purcell also serves as a director and a member of the audit committee for each of CFG Bank and Hyperion Bank and as a director of several other for-profit and non-profit entities. Mr. Purcell formerly served as chairman of the board, director and chair of the audit committee of publicly traded Tabula Rasa HealthCare, Inc. from 2018 until 2023. He is a member of the American Institute of Certified Public Accountants and a former President of the Philadelphia Chapter of the Pennsylvania Institute of Certified Public Accountants. Mr. Purcell holds a bachelor’s degree from Lehigh University and a master’s degree in business administration from Drexel University. We believe that Mr. Purcell’s extensive public accounting experience coupled with his experience serving on boards of directors make him well qualified to serve as a director.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that our Company is managed for the long-term benefit of our shareholders. This section describes key corporate governance practices that we have adopted. We have adopted a Code of Business Conduct and Ethics which applies to all of our officers, directors and employees and charters for our audit committee, our compensation committee and our nominating/corporate governance committee. We have posted copies of our Code of Business Conduct and Ethics, as well as each of our committee charters, on the Corporate Governance page of the Investors section of our website, www.hepionpharma.com, which you can access free of charge. Information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

We will also provide copies of these documents as well as our other corporate governance documents, free of charge, to any shareholder upon written request to: Hepion Pharmaceuticals, Inc., 55 Madison Ave., Suite 400 -PMB# 4362, Morristown, NJ 07960.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer. There have been no material proceedings to which any director, director nominee, executive officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, director nominee, executive officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

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Board Leadership Structure and Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our interim CEO communicates frequently with members of the Board to discuss strategy and challenges facing our company.

Director Independence

Our Board has determined that a majority of the Board consists of members who are currently “independent” as that term is defined under Nasdaq Listing Rule 5605(a)(2). The Board considers Drs. Block and Lbiati and Mr. Purcell to be “independent.”

Board of Directors Meetings

During the year ended December 31, 2024, our Board met 26 times, including telephonic meetings, the Audit Committee met 7 times, the Compensation Committee met 2 times and the Corporate Governance/Nominating Committee met 0 times. All directors attended 100% of the aggregate number of meetings of the Board, all of the Audit Committee members attended 100% of the Audit Committee meetings and all of the Compensation Committee members attended 100% of the Compensation Committee meeting. Directors are encouraged by the Board to attend the annual meetings of shareholders.

Information Regarding Board Committees

Our Board has established standing Audit, Compensation and Corporate Governance/Nominating Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. All committees operate under a written charter adopted by our Board, each of which is available on our Internet website at www.hepionpharma.com/investors/governance.

Audit Committee

The Audit Committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent registered public accountants, (ii) appointing, replacing and discharging the independent registered public accounting firm, (iii) pre-approving the professional services provided by the independent registered public accounting firm, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent registered public accounting firm, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent registered public accounting firm. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

The Audit Committee currently consists of Mr. Purcell, chairman, Dr. Block and Dr. Lbiati. We believe that each of Mr. Purcell, Dr. Block and Dr. Lbiati is “independent” as that term is defined under applicable SEC and Nasdaq rules. Mr. Purcell is our audit committee financial expert. The Board has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The charter is available on our website at www.hepionpharma.com.

Compensation Committee

The Compensation Committee has responsibility for assisting the Board in, among other things, (i) evaluating and making recommendations regarding the compensation of the executive officers and directors of our company, (ii) assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy, (iii) producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC, (iv) periodically evaluating the terms and administration of our incentive plans and benefit programs and (v) monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

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The Compensation Committee currently consists of Mr. Purcell, Dr. Block and Dr. Lbiati. We believe that all of the members are “independent” under the current listing standards of Nasdaq. The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee which is available on our website at www.hepionpharma.com.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee was, during the year ended December 31, 2024, an officer or employee of ours, was formerly an officer of ours or had any relationship requiring disclosure by us under Item 404 of Regulation S-K. No interlocking relationship as described in Item 407(e)(4) of Regulation S-K exists between any of our executive officers or Compensation Committee members, on the one hand, and the executive officers or compensation committee members of any other entity, on the other hand, nor has any such interlocking relationship existed in the past.

Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee has responsibility for assisting the Board in, among other things, (i) effecting board organization, membership and function including identifying qualified board nominees, (ii) effecting the organization, membership and function of board committees including composition and recommendation of qualified candidates, (iii) establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers, (iv) development and evaluation of criteria for board membership such as overall qualifications, term limits, age limits and independence and (v) oversight of compliance with the Corporate Governance Guidelines. The Corporate Governance/Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. Potential nominees are identified by the Board based on the criteria, skills and qualifications that have been recognized by the Corporate Governance/Nominating Committee. While our nomination and corporate governance policy does not prescribe specific diversity standards, the Corporate Governance/Nominating Committee and its independent members seek to identify nominees that have a variety of perspectives, professional experience, education, differences in viewpoints and skills, and personal qualities that will result in a well-rounded Board.

The Corporate Governance/Nominating Committee currently consists of Dr. Block, chairman, Dr. Lbiati and Mr. Purcell. We believe that all of the members are “independent” under the current listing standards of Nasdaq. Our Board has adopted a written charter setting forth the authority and responsibilities of the Corporate Governance/Nominating Committee which is available on our website at www.hepionpharma.com.

Communications with our Board of Directors

Stockholders seeking to communicate with our Board should submit their written comments to our Interim Chief Executive Officer, John Brancaccio, at Hepion Pharmaceuticals, Inc., 55 Madison Ave., Suite 400-PMB# 4362, Morristown, NJ 07960. Mr. Brancaccio will forward such communications to each member of our Board; provided that, if in the opinion of Mr. Brancaccio it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics to ensure that our business is conducted in a consistently legal and ethical manner. All of our employees, including our executive officers and directors, are required to comply with our Code of Business Conduct and Ethics.

The full text of the Code of Business Conduct and Ethics is posted on our website at http://www.hepionpharma.com/investors/governance. Any waiver of the Code of Business Conduct and Ethics for directors or executive officers must be approved by our Audit Committee. We will disclose future amendments to our Code of Business Conduct and Ethics, or waivers from our Code of Business Conduct and Ethics for our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on our website within four business days following the date of the amendment or waiver. In addition, we will disclose any waiver from our Code of Business Conduct and Ethics for our other executive officers and our directors on our website. A copy of our Code of Business Conduct and Ethics will also be provided free of charge upon request to info@hepionbiopharma.com.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2025

The Audit Committee has selected Grassi & Co., CPAs, P.C. (“Grassi”), as the Company’s independent registered public accountants for the fiscal year ending December 31, 2025 and has further directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting. A representative of Grassi is expected to be present at the Annual Meeting and available to respond to appropriate questions.

Stockholder ratification of the selection of Grassi as our independent registered public accountants is not required by Delaware law, the Company’s certificate of incorporation, or the Company’s bylaws. However, the Audit Committee is submitting the selection of Grassi to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

The aggregate fees billed to the Company by Grassi & Co., P.C., the Company’s independent registered public accounting firm for the indicated services for fiscal year 2024 and 2023 were as follows:

	2024	2023
Audit fees (1)	$491,436	$426,703

(1)	Audit fees consist of fees for professional services performed by Grassi for the audits and reviews of our 2024 and 2023 financial statements, preparation and filing of our registration statements, including issuance of comfort letters. There were no Audit Related, Tax, or Other fees for either period presented.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our independent registered public accounting firm.

Vote Required

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified, the Board will reconsider whether or not to retain Grassi.

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of Grassi as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Board Recommendation

The Board unanimously recommends a vote “FOR” Proposal 2.

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AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under NASDAQ Listing Rule 5605(a)(2)). The Audit Committee operates under a written charter, which is available on our website at https://hepionpharma.com/investors/governance/.

We have reviewed and discussed with management and the Company’s independent registered public accounting firm, the Company’s audited financial statements as of and for the fiscal year ended December 31, 2024.

We have discussed with Grassi & Co., P.C., the Company’s independent registered public accounting firm, the matters as required to be discussed by the SEC and the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees).

We have received the written disclosures and the letter from Grassi & Co., P.C. required by applicable requirements of the PCAOB regarding Grassi & Co., P.C. communications with the Audit Committee concerning independence, and have discussed with Grassi & Co., P.C., their independence from management and the Company.

Based on the review and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s 2024 Annual Report for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Michael Purcell, Chairman
Dr. Kauothar Lbiati
Dr. Timothy Block

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EXECUTIVE OFFICERS

The table below identifies and sets forth certain biographical and other information regarding our executive officers as of date of this proxy statement. There are no family relationships among any of our executive officers or directors.

Name	Age	Positions
John Brancaccio	77	Interim Chief Executive Officer, Interim Chief Financial Officer, and Chairman of the Board

See “Proposal No. 1—Election of Directors” for biographical and other information regarding Mr. Brancaccio.

EXECUTIVE COMPENSATION

Compensation Discussion and Board Fees Analysis

The following discussion and analysis of compensation arrangements of our named executive officers for fiscal year 2024 addresses our philosophy, programs and processes related to the compensation paid or awarded for fiscal year 2024 to our named executive officers listed in the Summary Compensation Table that follows this discussion. The compensation and award tables following this discussion are not incorporated into this discussion and analysis.

Summary Compensation Table

The following table contains compensation information for our Chief Executive Officer and certain other executives who were the most highly compensated executive officers for the years ended December 31, 2024 and 2023.

				Non-equity incentive
				plan
Name & Principal			Options	compensation
position	Year	Salary ($)	granted ($)	($)	Total ($)

John Cavan	2024	538,889	0	0	538,889
Former Interim Chief Executive Officer and Chief Financial Officer(1)	2023	400,000	0	0	400,000
John Brancaccio (2)	2024	313,905	188,424	0	502,329
Interim Chief Executive Officer and Chief Financial

(1)	Mr. Cavan left the Company in August 2024. His total compensation includes a severance payment of $272,222.

(2)	Mr. Brancaccio was appointed Interim Chief Executive Officer and Chief Financial Officer in August 2024. He was appointed the Executive Chairman effective March 2024, and served as a board member prior to that.

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Outstanding Equity Awards as of December 31, 2024

	Number of Securities
	Underlying Unexercised		Option	Option
	Options (#)		Exercise	Expiration
Name	Exercisable	Unexercisable	Price ($)	Date
John Brancaccio	85,000	—	2.56	2/19/2034
Interim Chief Executive Officer and Chief Financial Officer	10,000	—	34	5/18/2031
	1,500	—	74.4	8/19/2030
	3,000	—	32.6	4/3/2030
	49	—	64.8	7/24/2029
	6	—	11,648	7/19/2026

Director Compensation

During year ended December 31, 2024, our non-employee directors received the following compensation for their services on the Board and its committees:

Name	Cash Fees	Option Awards(1)	Total
Gary S. Jacob (2)	$37,823	$132,653	$170,476
Timothy Block (3)	86,193	188,424	274,617
Kaouthar Lbiati (4)	85,543	188,424	273,967
Anand Reddi	28,934	0	28,934
Petrus Wjjngaard	13,985	0	13,985
Michael Purcell (5)	59,563	114,500	174,063

(1)	Represents the grant date fair value of the option awards and RSUs granted during the fiscal years ended December 31, 2024, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation.
(2)	As of December 31, 2024, Dr. Gary Jacob held 102,055 option awards all of which are exercisable.
(3)	As of December 31, 2024, Dr. Block held 99,555 option awards all of which are exercisable.
(4)	As of December 31, 2024, Dr. Kaouthar Lbiati 88,000 options awards of which 87,000 are exercisable.
(5)	As of December 31, 2024, Mr. Purcell held 50,000 RSUs, which are currently unvested.

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PROPOSAL 3

APPROVAL OF REVERSE STOCK SPLIT

Overview

Our Board has determined that it is advisable and in the best interests of the Company and its stockholders, for us to amend our Certificate of Incorporation to authorize our Board to effect the Reverse Stock Split (the “Reverse Stock Split Charter Amendment”) of our issued and outstanding shares of common stock at a specific ratio, ranging from one-for-___(1:__) to one-for-___ (1:__) (the “Approved Split Ratios”), with such ratio to be determined at the sole discretion of the Board. A vote for this Proposal 3 will constitute approval of the Reverse Stock Split that, once authorized by the Board and effected by filing the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, will combine between __ and __ shares of our common stock into one share of our common stock. If implemented, the Reverse Stock Split will have the effect of decreasing the number of shares of our common stock issued and outstanding.

Accordingly, stockholders are asked to adopt and approve the Reverse Stock Split Charter Amendment set forth in Appendix A of this Proxy Statement to effect the Reverse Stock Split as set forth in the Reverse Stock Split Charter Amendment, subject to the Board’s determination, in its sole discretion, whether or not to implement the Reverse Stock Split, as well as the specific ratio within the range of the Approved Split Ratios, and provided that the Reverse Stock Split must be effected on or prior to the one-year anniversary date of the Annual Meeting. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Stock Split.

If adopted and approved by the holders of our outstanding voting securities, the Reverse Stock Split would be applied at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Annual Meeting. The Board reserves the right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Purpose and Rationale for the Reverse Stock Split

Avoid Delisting from Nasdaq.

As we have previously reported, on November 20, 2024, we received written notice from Nasdaq indicating that since our Form 10-Q for the period ended September 30, 2024 reported a stockholders’ deficit of ($406,685) and we did not meet the alternatives of minimum of $35 million market value of listed securities or net income from continuing operations of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years (the “Listing Rule”), we no longer complied with the Listing Rule. Under the Listing Rule, we have 45 days to submit a plan to regain compliance. On January 3, 2025, we submitted a plan to regain compliance. On March 5, 2025, Nasdaq informed us that we comply with the Listing Rule for stockholder’s equity. However, if we fail to evidence compliance upon filing our next periodic report for the period ending March 31, 2025, we may be subject to delisting, which may be appealed to a hearings panel.

As previously reported, on March 18, 2025, we received written notice from Nasdaq indicating that the bid price for our common stock, for the last 10 consecutive business days, had closed below $0.10 per share and, as a result, we are subject to the provisions contemplated under Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stocks Rule”).

As such, unless we request an appeal of Nasdaq’s determination to delist our common stock from Nasdaq by March 25, 2025 and pay Nasdaq a hearing fee of $20,000, our common stock will be delisted from The Nasdaq Capital Market at the opening of business on March 27, 2025. On March 25, 2025, we requested a hearing and we are awaiting a hearing date. No guarantee can be provided that we will be successful in the appeal and that our common stock will continue to be listed on Nasdaq.

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Our Board believes that the Reverse Stock Split is necessary to maintain our listing on The Nasdaq Capital Market and maintain compliance with the Low Priced Stocks Rule. Accordingly, the Board has approved resolutions proposing the Reverse Stock Split Charter Amendment to effect the Reverse Stock Split and directed that it be submitted to our stockholders for adoption and approval at the Annual Meeting. Management and the Board have considered the potential harm to us and our stockholders should Nasdaq delist our common stock from trading. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an OTC market. Many investors likely would not buy or sell our common stock due to difficulty in accessing OTC markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

Other reasons. The Board also believes that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our common stock and may encourage interest and trading in our common stock. The Reverse Stock Split, if effected, could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our common stock. The Reverse Stock Split could help increase analyst and broker interest in the common stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our common stock and have the desired effect of maintaining compliance with Nasdaq’s Low Priced Stocks Rule.

If the Reverse Stock Split is implemented, our Board expects that it will increase the market price of our common stock so that we are able to maintain compliance with the Low Priced Stocks Rule. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with any certainty. The history of similar reverse stock splits for companies in similar circumstances is varied. It is possible that (i) the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, (ii) the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse Stock Split is implemented, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our common stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, minimum number of shares that must be in the public float and the minimum market value of the public float.

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A decline in the market price of our common stock after the Reverse Stock Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.

If the Reverse Stock Split is implemented and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

The proposed Reverse Stock Split may decrease the liquidity of our common stock.

The liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

Determination of the Ratio for the Reverse Stock Split

If Proposal 3 is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Stock Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of one-for-___ (1:__) or exceed a ratio of one-for-___ (1:__). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of our common stock, the effect of the Approved Split Ratio on our compliance with other Nasdaq listing requirements, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our common stock in the period following the effectiveness of the Reverse Stock Split. The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of common stock issued and outstanding as of the date of this Proxy Statement, after completion of the Reverse Stock Split, we will have between __ and __ shares of common stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.

Principal Effects of the Reverse Stock Split

After the effective date of the proposed Reverse Stock Split, each stockholder will own a reduced number of shares of common stock. The proposed Reverse Stock Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after such Reverse Stock Split.

After the effective date of the Reverse Stock Split, our common stock would have a new CUSIP number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be reported on Nasdaq under the symbol “HEPA”, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Stock Split to indicate that the Reverse Stock Split had occurred.

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Effect on Outstanding Derivative Securities

The Reverse Stock Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of _______, 2025, and are on a pre-Reverse Stock Split basis), including:

●	_______ shares of common stock issuable upon exercise of stock options, with a weighted average exercise price of $____ per share;
●	______ restricted stock units;
●	_________ shares of our common stock issuable upon exercise of outstanding warrants with a weighted-average exercise price of $____ per share;
●	______ of placement agent warrants from 2020 and 2021 with strike prices ranging from $_____- $_____ each, and the expiration dates are in ____ and ____;
●	___ shares of our common stock issuable upon conversion of outstanding shares of Series A Convertible Preferred Stock;

●	______ shares of our common stock that are reserved for equity awards that may be granted under our equity incentive plan;

●	___ shares of our common stock issuable upon conversion of outstanding shares of Series C Convertible Preferred Stock;
●	__________ shares of common stock issuable upon exercise of the Series A Warrants (not accounting for Adjustments); and
●	__________ shares of common stock issuable upon exercise of the Series B Warrants (not accounting for Adjustments).

The adjustments to the above securities, as required by the Reverse Stock Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

Effect on Equity Incentive Plans

As of _______, 2025, we had ______ shares of common stock reserved for issuance pursuant to the exercise of outstanding options issued under our 2023 Plan. Pursuant to the terms of the 2023 Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of common stock underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the 2023 Plan to equitably reflect the effects of the Reverse Stock Split. The number of shares subject to vesting under restricted stock awards and the number of shares issuable as contingent consideration as part of an acquisition by the Company will be similarly adjusted, subject to our treatment of fractional shares. Furthermore, the number of shares available for future grant under the 2023 Plan will be similarly adjusted.

Effective Date

The proposed Reverse Stock Split would become effective on the date of filing of the Reverse Stock Split Charter Amendment with the office of the Secretary of State of the State of Delaware unless another effective date is set forth in the Reverse Stock Split Charter Amendment. On the effective date, shares of common stock issued and outstanding shares of common stock held in treasury, in each case, immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into new shares of common stock in accordance with the Approved Split Ratio set forth in this Proposal 3. If the proposed Reverse Stock Split Charter Amendment is not adopted and approved by our stockholders, the Reverse Stock Split will not occur.

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Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.

Record and Beneficial Stockholders

If the Reverse Stock Split is authorized by our stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares of common stock electronically in book entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of common stock they hold after the Reverse Stock Split. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the Reverse Stock Split is authorized by the stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Stock Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Stock Split selected by the Board. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE STOCK SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of common stock would remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to this Proposal 3 and we will not independently provide our stockholders with any such right if the Reverse Stock Split is implemented.

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Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split to our stockholders. The summary is based on the Code, applicable U.S. Department of the Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the federal income tax consequences of a Reverse Stock Split. This discussion only addresses stockholders who hold common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Stock Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. The Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of common stock will equal the stockholder’s basis in its old shares of common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

We will not recognize any gain or loss as a result of the proposed Reverse Stock Split.

A stockholder of our common stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. Stockholders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Votes Required

Pursuant to changes to Section 242 of the DGCL, which became effective on August 1, 2023 (the “DGCL Change”), the necessary stockholder vote to approve reverse stock splits and an increase in authorized share capital was reduced from a majority of outstanding shares entitled to vote, to a majority of votes actually cast at a meeting. In addition to reducing the required shareholder vote for approval of these actions, the DGCL Change has the effect of causing abstentions to have no effect on a stockholder vote. This reduced vote requirement only applies to companies (like ours) whose stock is listed on a national securities exchange and who would continue to meet the listing requirements of the exchange immediately after giving effect to such actions.

Pursuant to the DGCL Change, approval and adoption of this Proposal 3 requires the affirmative vote of at least a majority of votes actually cast at the meeting. Proposal 3 is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no “broker non-votes” are expected on Proposal 3. Abstentions and “broker non-votes”, if any, will not be counted as votes cast and will not affect the outcome of the vote on Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT.

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PROPOSAL 4

APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

(“SAY-ON-PAY”)

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote at the Annual Meeting to provide advisory approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or our Board.

On October 8, 2021, the Board decided that “say-on-pay” votes will continue to be held every year until such time that the frequency vote is next presented to stockholders or until the Board determines otherwise.

Although the vote is non-binding, our Compensation Committee and Board value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions. As described more fully in the Executive Compensation section of this proxy statement, our executive compensation program is designed to attract, retain and motivate individuals with superior ability, experience and leadership capability to deliver on our annual and long-term business objectives necessary to create stockholder value. We urge stockholders to read the Executive Compensation section of this proxy statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future. The Compensation Committee and the Board believe that our executive compensation program fulfills these goals and is reasonable, competitive and aligned with our performance and the performance of our executives.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask that our stockholders vote “FOR” the following resolution:

“RESOLVED, that Hepion Pharmaceuticals, Inc.’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Hepion Pharmaceuticals, Inc.’s proxy statement for the Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the SEC, including the Executive Compensation section, the Summary Compensation Table and the other related tables and disclosure.”

Interests of Officers and Directors in this Proposal

As this vote relates to the executive compensation of our named executive officers, such officers have an interest in the approval of this Proposal. This is an advisory vote and is not binding. The outcome of this advisory vote will not overrule any decision by the Compensation Committee or our Board.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 4.

Board Recommendation

The Board unanimously recommends a vote “FOR” Proposal 4.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of Record Date, based on _________ shares issued and outstanding by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) our executive officers and (iv) all directors and executive officers as a group. Shares are beneficially owned when an individual has voting and/or investment power over the shares or could obtain voting and/or investment power over the shares within 60 days of the Record Date. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is Hepion Pharmaceuticals, Inc., 55 Madison Ave., Suite 400-PMB# 4362, Morristown, NJ 07960.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of common stock Beneficially Owned
Directors and Executive Officers
John Cavan (1)	-	-
John Brancaccio (2)	99,906	*
Dr. Timothy Block (3)	99,906	*
Dr. Kaouthar Lbiati (4)	88,000	*
Michael Purcell (5)	50,000	*

All current executive officers and directors as a group (4 persons)	337,812	4.7

* less than one percent.

(1)	Mr. Cavan left Hepion as interim CEO in August 2024.

(2)	Consists of 351 shares of Hepion Common Stock and 99,555 shares underlying options of Hepion Common Stock exercisable within 60 days of ___________, 2025.

(3)	Consists of 351 shares of Hepion Common Stock and 99,555 shares underlying options of Hepion Common Stock exercisable within 60 days of ___________, 2025.

(4)	Consists of options to purchase 87,000 shares of Hepion Common Stock exercisable within 60 days of ___________, 2025.

(5)	Consists of 50,000 restricted stock units (RSUs) which vest upon a change of control. Mr. Purcell joined the Board of Hepion in March 2024.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2024, we believe that our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2024.

21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a description of transactions or series of transactions since January 1, 2022 or any currently proposed transaction, to which we were or are to be a participant and in which the amount involved in the transaction or series of transactions exceeds $120,000, and in which any of our directors, executive officers or persons who we know hold more than five percent of any class of our capital stock, including their immediate family members, had or will have a direct or indirect material interest, other than compensation arrangements with our directors and executive officers.

None.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mailings, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or submit a request in writing to Hepion Pharmaceuticals, Inc., 55 Madison Ave., Suite 400-PMB# 4362, Morristown, NJ 07960. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Annual Reports and Form 10-K

Additional copies of our 2024 Annual Report may be obtained without charge by writing to Hepion Pharmaceuticals, Inc., 55 Madison Ave., Suite 400-PMB# 4362, Morristown, NJ 07960.

By Order of the Board of Directors

/s/ John Brancaccio
John Brancaccio
Chairman of the Board of Directors

___________, 2025

22

Appendix A

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF HEPION PHARMACEUTICALS, INC.

HEPION PHARMACEUTICALS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Hepion Pharmaceuticals, Inc. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 15, 2013, as amended on May 25, 2018; May 31, 2019; July 18, 2019; May 10, 2023; and March 17, 2025 (the “Certificate of Incorporation”).

SECOND: ARTICLE IV, SECTION I of the Corporation’s Certificate of Incorporation shall be amended by inserting the following language at the end of such section which shall read as follows:

“Reverse Stock Split. As of 4:01 p.m. Eastern Time on [ ] (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each [ ] ([ ]) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock, par value of $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the Reverse Stock Split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.”

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [__]th day of [__], 202[__].

HEPION PHARMACEUTICALS, INC.

By:
Name:	John Brancaccio
Name:	Interim Chief Executive Officer

PROXY CARD

HEPION PHARMACEUTICALS, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON _______, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, John Brancaccio, as proxy with full power of substitution, to represent and to vote all the shares of common stock of Hepion Pharmaceuticals, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on _______, 2025 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

This proxy is governed by the laws of the State of Delaware.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on _______, 2025 at 9:00 am local time at the offices of Sheppard Mullin Richter & Hampton, 30 Rockefeller Plaza, New York, NY 10112. The proxy statement and the 2024 Annual Report on Form 10-K are available at https://annualgeneralmeetings.com/[hepa2025].

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Hepion Pharmaceuticals, Inc. to be held at the offices of Sheppard Mullin Richter & Hampton, 30 Rockefeller Plaza, New York, NY 10112, on _______, 2025, beginning at 9:00 a.m. local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1-4

1. Election of Directors Nominees	FOR	WITHHOLD

01- John P. Brancaccio	☐	☐
02- Timothy Block, Ph.D.	☐	☐
03- Kaouthar Lbiati, M.D.	☐	☐
04- Michael Purcell	☐	☐

2. Proposal to ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2025.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Proposal to approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock at a ratio of between 1-for-__ and 1-for-__, with such ratio to be determined at the sole discretion of the board of directors of the Company and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated:	, 2025

Signature

Name (printed)

Title

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

1.	VIA INTERNET:

Login to https://annualgeneralmeetings.com/[hepa2025]

Enter your control number (12 digit number located below)

2.	VIA MAIL:

Pacific Stock Transfer Company

6725 Via Austi Pkwy Ste 300,

Las Vegas, Nevada, 89119

CONTROL NUMBER:

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m.,

prevailing time, on _______, 2025.